UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

ALCO, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-51105	11-3644700
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25th Floor, Fortis Bank Tower
No. 77-79 Gloucester Road, Wanchai
Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 852-2521-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2013, Andrew Liu & Company Limited (“ALC”), a wholly subsidiary of ALCO, Inc. (the “Registrant”), entered into a loan agreement with its client, Zhenghe Shipping S.A. (“ZSSA”).

Under the loan agreement, ALC will make available to ZSSA an on demand loan facility in the principal amount of up to US$1,100,000.  The loan bears interest at the rate of 5.25% per annum, and is unsecured.  The loan term is two months and is payable in full at any time upon demand.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

The exhibits listed below are filed as part of this Current Report on Form 8-K:

10.6

Loan Agreement dated December 27, 2013, between Andrew Liu & Company

Company and Zhenghe Shipping S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO, INC.

/s/ Andrew Liu

__________________________

Andrew Liu

Chief Executive Officer

Date: December 27, 2013